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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) OCTOBER 14, 1997
                                                 ------------------------


                                  P-COM, INC.
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               (Exact name of registrant as specified in charter)





     DELAWARE                         0-25356              77-02893711
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(State or other jurisdiction         (Commission         (IRS Employer
     of incorporation)                File Number)     Identification No.)



 3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA                95008
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code      (408) 866-3666
                                                      -------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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ITEM 5.   Other Events
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          On October 14, 1997, the Registrant issued the following press release. A copy of the press release is attached hereto and incorporated herein by reference.

ITEM 7.   Financial Statements and Exhibits
------    ---------------------------------

          A copy of Registrant's press release announcing the acquisition of R.T. Masts Limited is attached hereto as an exhibit and incorporated herein by reference.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              P-COM, INC.
                              -----------
                              (Registrant)

Date:  October 14, 1997       By:    /s/ Michael J. Sophie
                                    -----------------------------------  -

                              Name: Michael J. Sophie
                              Title:  Chief Financial Officer
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                                 EXHIBIT INDEX


     Exhibit
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     99.1      Press Release disseminated October 14, 1997.